------------------------------------------
                                    ALLIANCE
                   ------------------------------------------
                                VARIABLE PRODUCTS
                   ------------------------------------------
                                   SERIES FUND
                   ------------------------------------------
                                ALLIANCEBERNSTEIN
                   ------------------------------------------
                                 SMALL CAP VALUE
                   ------------------------------------------
                                    PORTFOLIO
                   ------------------------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2001

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

ALLIANCEBERNSTEIN
SMALL CAP VALUE PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

February 12, 2002

Dear Investor:

We are pleased to provide you with an update of Alliance Variable Products Series Fund--AllianceBernstein Small Cap Value Portfolio (the "Portfolio") for the reporting period ended December 31, 2001.

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.

INVESTMENT RESULTS

Listed below is the Portfolio's cumulative total return for the since inception period ended December 31, 2001.

Since Inception (5/01)                   11.80%

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Portfolio returned 10.15% for the six-month period ended December 31, 2001 and 11.80% for the since inception (5/2/01) period, comfortably ahead of its benchmark, the Russell 2500 Index, which returned -2.5% and -1.1%, respectively. Not surprisingly, the source of the Portfolio's premium was stock selection, which was strong across most sectors. In addition, the Portfolio's relatively low exposure to the sagging technology and telecommunications sectors helped performance. These two sectors underperformed massively for the year, despite rallies in the fourth quarter.

MARKET REVIEW

Markets were weak for much of 2001 due to concerns related to the pace of economic growth. Then, as some began to speculate that we were hitting a bottom in this cycle, the September 11 attacks in the United States seemed to forestall hopes of near-term recovery--and stocks sold off in the weeks that followed. In the fourth quarter, however, new hopes for economic rebound produced positive returns for the markets as they recovered somewhat from their post-September 11 lows.

Value stocks generally did better than growth stocks in 2001, and small-cap stocks topped large-caps. As a group, small-cap value stocks--like those on which the Portfolio focuses--were among the best performers, for the second year in a row.

INVESTMENT OUTLOOK

Expectations are growing for economic recovery. While our investment strategy is not driven by economic forecasts, cyclical stocks are today (as they have been for some time) an important component of the Portfolio. We focus on companies whose cost reduction efforts and capital spending restraint should enable them to weather a longer recession and to rebound strongly as the economy strengthens.

We believe the fourth quarter rally for technology stocks was premature; overcapacity remains a serious issue that will depress earnings within the sector for some time to come. We believe the rebound in share prices has only made an already expensive sector even more overvalued. For example, we see more compelling opportunities in travel and leisure-related stocks. Early in 2001, concerns about slowing business travel began to depress prices for these stocks. Then, the events of September 11--and the fear that the travel industry had been permanently derailed--caused an overreaction in the market, and share prices for these stocks fell well below fair value. We took advantage of the opportunity to buy solid companies in an industry that is well positioned for the long- term; occupancy rates have rebounded from their late-September lows and the supply outlook is favorable.

Despite very strong performance over the most recent 12 months, we still see a very large opportunity in small-cap

ALLIANCEBERNSTEIN
SMALL CAP VALUE PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

value stocks. Small-cap stocks are still selling at much lower valuations than large-caps, and the cheapest small-cap stocks--those on which the Portfolio focuses--are selling at about as large a discount to the rest of the small-cap group as we have ever seen.

We appreciate your investment in AllianceBernstein Small Cap Value Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Andrew Moloff

Andrew Moloff
Vice President and Portfolio Manager


/s/ Gregory Sawers

Gregory Sawers
Vice President and Portfolio Manager

ALLIANCEBERNSTEIN
SMALL CAP VALUE PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

  AllianceBernstein Small Cap Value Portfolio
  Russell 2500 Index

   [The following table was depicted as a line chart in the printed material.]

AB Small Cap Value Portfolio: $11,180
Russell 2500 Index: $9,886

                       AB Small Cap            Russell 2500
                     Value Portfolio              Index
-----------------------------------------------------------
    5/31/01              $10,000                 $10,000
    6/30/01              $10,150                 $10,447
    9/30/01              $ 9,500                 $ 8,482
    12/31/01             $11,180                 $ 9,886


      Past performance is no guarantee of future results.

      This chart illustrates the total value of an assumed $10,000 investment in the Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for the Portfolio. Performance results for the Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      The Russell 2500 Index (Russell 2500) is a capitalization-weighted index that includes 2,500 small- and mid-cap U.S. stocks.

--------------------------------------------------------------------------------

* Since closest month-end after Portfolio's inception. Inception date for the Portfolio is 5/2/01.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

================================================================================
COMPANY                                   U.S. $ VALUE   PERCENT OF NET ASSETS
================================================================================
Fidelity National Financial, Inc.         $  434,000            2.0%
--------------------------------------------------------------------------------
Valero Energy Corp.                          419,320            2.0
--------------------------------------------------------------------------------
Pacific Century Financial Corp.              401,295            1.9
--------------------------------------------------------------------------------
Lear Corp.                                   400,470            1.9
--------------------------------------------------------------------------------
Jones Apparel Group, Inc.                    398,040            1.9
--------------------------------------------------------------------------------
Arden Realty, Inc.                           397,500            1.9
--------------------------------------------------------------------------------
Rowan Cos., Inc.                             397,085            1.8
--------------------------------------------------------------------------------
Harsco Corp.                                 394,450            1.8
--------------------------------------------------------------------------------
Puget Energy, Inc.                           394,020            1.8
--------------------------------------------------------------------------------
PACCAR, Inc.                                 393,720            1.8
                                          ----------           ----
--------------------------------------------------------------------------------
                                          $4,029,900           18.8%
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS-99.6%
FINANCIAL-24.8%
MAJOR REGIONAL BANKS-9.7%
BancorpSouth, Inc. ............................           18,000      $  298,800
Hibernia Corp. Cl.A ...........................           21,000         373,590
Huntington Bancshares, Inc. ...................           21,500         369,585
Pacific Century Financial Corp. ...............           15,500         401,295
UnionBanCal Corp. .............................            9,000         342,000
Whitney Holding Corp. .........................            6,500         285,025
                                                                      ----------
                                                                       2,070,295
                                                                      ----------
PROPERTY - CASUALTY INSURANCE-2.0%
Fidelity National Financial, Inc. .............           17,500         434,000
                                                                      ----------
REAL ESTATE INVESTMENT TRUST-9.9%
Arden Realty, Inc. ............................           15,000         397,500
Avalonbay Communities, Inc. ...................            7,500         354,825
Duke Realty Investments, Inc. .................           15,000         364,950
Liberty Property Trust ........................           11,000         328,350
Mack-Cali Realty Corp. ........................           11,500         356,730
Post Properties, Inc. .........................            9,000         319,590
                                                                      ----------
                                                                       2,121,945
                                                                      ----------
SAVINGS AND LOAN-3.2%
Commercial Federal Corp. ......................           16,000         376,000
Washington Federal, Inc. ......................           12,000         309,360
                                                                      ----------
                                                                         685,360
                                                                      ----------
                                                                       5,311,600
                                                                      ----------
UTILITIES-15.2%
ELECTRIC COMPANIES-15.2%
Cinergy Corp. .................................            7,000         234,010
Consolidated Edison, Inc. .....................            1,600          64,576
Northeast Utilities ...........................           21,000         370,230
NSTAR .........................................            7,000         313,950
OGE Energy Corp. ..............................           17,000         392,360
Potomac Electric Power Co. ....................           17,000         383,690
Public Service Co. of New Mexico ..............           11,500         321,425
Puget Energy, Inc. ............................           18,000         394,020
Sierra Pacific Resources ......................           23,000         346,150
Wisconsin Energy Corp. ........................            1,800          40,608
WPS Resources Corp. ...........................           10,500         383,775
                                                                      ----------
                                                                       3,244,794
                                                                      ----------
CAPITAL EQUIPMENT-12.6%
AUTO TRUCKS - PARTS-6.8%
BorgWarner, Inc. ..............................            7,000         365,750
Eaton Corp. ...................................            4,500         334,845
Modine Manufacturing Co. ......................           16,000         373,280
PACCAR, Inc. ..................................            6,000         393,720
                                                                      ----------
                                                                       1,467,595
                                                                      ----------
ELECTRICAL EQUIPMENT-1.5%
Cooper Industries, Inc. .......................            9,000         314,280
                                                                      ----------
MACHINERY-2.6%
Kennametal, Inc. ..............................            4,500         181,215
Lincoln Electric Holdings, Inc. ...............           15,200         371,488
                                                                      ----------
                                                                         552,703
                                                                      ----------
MISCELLANEOUS CAPITAL GOODS-1.7%
Parker-Hannifin Corp. .........................            8,000         367,280
                                                                      ----------
                                                                       2,701,858
                                                                      ----------
CONSUMER CYCLICALS-10.5%
AUTOS & AUTO PARTS-4.7%
Dana Corp. ....................................            2,300          31,924
Genuine Parts Co. .............................            9,000         330,300
Johnson Controls, Inc. ........................            3,000         242,250
Lear Corp. (a) ................................           10,500         400,470
                                                                      ----------
                                                                       1,004,944
                                                                      ----------
HOME FURNISHINGS-1.3%
Leggett & Platt, Inc. .........................           12,500         287,500
                                                                      ----------
HOTEL - MOTEL-1.8%
Starwood Hotels & Resorts Worldwide, Inc. .....           12,300         367,155
                                                                      ----------
TEXTILES/SHOES - APPAREL MFG.-2.1%
Jones Apparel Group, Inc. (a) .................           12,000         398,040
V. F. Corp. ...................................            1,600          62,416
                                                                      ----------
                                                                         460,456
                                                                      ----------
TIRES & RUBBER GOODS-0.6%
Goodyear Tire & Rubber Co. ....................            5,400         128,574
                                                                      ----------
                                                                       2,248,629
                                                                      ----------
COMMODITIES-10.2%
CHEMICALS-4.8%
Crompton Corp. ................................           38,000         342,000
Cytec Industries, Inc. (a)  ...................           14,000         378,000
FMC Corp. .....................................            5,300         315,350
                                                                      ----------
                                                                       1,035,350
                                                                      ----------
MISCELLANEOUS METALS-1.6%
Reliance Steel & Aluminum Co. .................           13,000         341,250
                                                                      ----------
PAPER-2.4%
Mead Corp. ....................................            1,600          49,424
Smurfit-Stone Container Corp. (a) .............           13,000         207,610
Temple-Inland, Inc. ...........................              700          39,711
Westvaco Corp. ................................            8,000         227,600
                                                                      ----------
                                                                         524,345
                                                                      ----------
STEEL-1.4%
Nucor Corp. ...................................            5,500         291,280
                                                                      ----------
                                                                       2,192,225
                                                                      ----------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                               Shares        U.S. $ Value
--------------------------------------------------------------------------------
TECHNOLOGY-9.3%
COMMUNICATION - EQUIP. MFRS.-2.9%
Andrew Corp. (a) ..............................          11,000     $   240,790
Tellabs, Inc. (a) .............................          25,000         374,000
                                                                    -----------
                                                                        614,790
                                                                    -----------
COMPUTER/INSTRUMENTATION-1.3%
Adaptec, Inc. .................................          19,000         275,500
                                                                    -----------
MISCELLANEOUS INDUSTRIAL TECHNOLOGY-3.1%
Arrow Electronics, Inc. (a) ...................           4,400         131,560
Avnet, Inc. ...................................           5,500         140,085
Tech Data Corp. (a) ...........................           9,000         389,520
                                                                    -----------
                                                                        661,165
                                                                    -----------
SEMICONDUCTORS-2.0%
KEMET Corp. (a) ...............................          22,000         390,500
Vishay Intertechnology, Inc. (a) ..............           2,364          46,098
                                                                    -----------
                                                                        436,598
                                                                    -----------
                                                                      1,988,053
                                                                    -----------
NON-FINANCIAL-7.1%
HOME BUILDING-5.3%
Centex Corp. ..................................           6,500         371,085
KB HOME .......................................           9,700         388,970
Pulte Homes, Inc. .............................           8,400         375,228
                                                                    -----------
                                                                      1,135,283
                                                                    -----------
MISCELLANEOUS BUILDING-1.8%
Harsco Corp. ..................................          11,500         394,450
                                                                    -----------
                                                                      1,529,733
                                                                    -----------
ENERGY-4.5%
OFFSHORE DRILLING-1.8%
Rowan Cos., Inc. (a) ..........................          20,500         397,085
                                                                    -----------
OILS - INTEGRATED DOMESTIC-2.7%
Amerada Hess Corp. ............................           2,500     $   156,250
Valero Energy Corp. ...........................          11,000         419,320
                                                                    -----------
                                                                        575,570
                                                                    -----------
                                                                        972,655
                                                                    -----------
CONSUMER STAPLES-3.4%
FOODS-1.6%
Corn Products International, Inc. .............           9,700         341,925
                                                                    -----------
RETAIL STORES - FOOD-1.8%
SUPERVALU, Inc. ...............................          17,000         376,040
                                                                    -----------
                                                                        717,965
                                                                    -----------
CONSUMER GROWTH-2.0%
ENTERTAINMENT-1.7%
Royal Caribbean Cruises, Ltd. .................          22,500         364,500
                                                                    -----------
HOSPITAL SUPPLIES-0.3%
Beckman Coulter, Inc. .........................           1,600          70,880
                                                                    -----------
                                                                        435,380
                                                                    -----------
Total Common Stocks
   (cost $20,025,714) .........................                      21,342,892
                                                                    -----------
SHORT-TERM INVESTMENT-9.7%
TIME DEPOSIT-9.7%
State Street Euro Dollar
   1.25%, 1/02/02
   (cost $2,069,000) ..........................     $     2,069       2,069,000
                                                                    -----------
TOTAL INVESTMENTS-109.3%
   (cost $22,094,714) .........................                      23,411,892
Other assets less
   liabilities-(9.3%) .........................                      (1,989,845)
                                                                    -----------
NET ASSETS-100% ...............................                     $21,422,047
                                                                    ===========

--------------------------------------------------------------------------------

(a)   Non-income producing security.

      See Notes to Financial Statements.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $22,094,714) ......   $ 23,411,892
   Cash ........................................................            677
   Receivable for capital stock sold ...........................         71,467
   Dividends and interest receivable ...........................         56,645
   Receivable due from Adviser .................................         19,228
                                                                   ------------
   Total assets ................................................     23,559,909
                                                                   ------------
LIABILITIES
   Payable for capital stock redeemed ..........................      1,468,443
   Payable for investment securities purchased .................        650,808
   Distribution fee payable ....................................             50
   Accrued expenses ............................................         18,561
                                                                   ------------
   Total liabilities ...........................................      2,137,862
                                                                   ------------
NET ASSETS .....................................................   $ 21,422,047
                                                                   ============
COMPOSITION OF NET ASSETS
   Capital stock, at par .......................................   $      1,917
   Additional paid-in capital ..................................     19,954,790
   Undistributed net investment income .........................        106,886
   Accumulated net realized gain on investments ................         41,276
   Net unrealized appreciation of investments ..................      1,317,178
                                                                   ------------
                                                                   $ 21,422,047
                                                                   ============
Class A Shares
   Net assets ..................................................   $ 21,076,175
                                                                   ============
   Shares of capital stock outstanding .........................      1,885,655
                                                                   ============
   Net asset value per share ...................................   $      11.18
                                                                   ============
Class B Shares
   Net assets ..................................................   $    345,872
                                                                   ============
   Shares of capital stock outstanding .........................         30,873
                                                                   ============
   Net asset value per share ...................................   $      11.20
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
May 1, 2001(a) to December 31, 2001       Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends ...................................................   $    145,563
   Interest ....................................................         12,750
                                                                   ------------
   Total investment income .....................................        158,313
                                                                   ------------
EXPENSES
   Advisory fee ................................................         53,239
   Distribution fee--Class B ...................................             87
   Administrative ..............................................         34,500
   Custodian ...................................................         28,770
   Audit and legal .............................................         16,247
   Printing ....................................................          5,753
   Directors' fees .............................................          1,205
   Transfer agency .............................................            630
   Miscellaneous ...............................................          1,959
                                                                   ------------
   Total expenses ..............................................        142,390
   Less: expenses waived and reimbursed (see Note B) ...........        (90,963)
                                                                   ------------
   Net expenses ................................................         51,427
                                                                   ------------
   Net investment income .......................................        106,886
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investment transactions ................         41,276
   Net change in unrealized appreciation/depreciation
     of investments ............................................      1,317,178
                                                                   ------------
   Net gain on investments .....................................      1,358,454
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................   $  1,465,340
                                                                   ============

--------------------------------------------------------------------------------

(a)   Commencement of operations.

      See Notes to Financial Statements.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                                   May 1, 2001 (a)
                                                                                   to December 31,
                                                                                         2001
                                                                                   ===============
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income .......................................................   $       106,886
   Net realized gain on investment transactions ................................            41,276
   Net change in unrealized appreciation/depreciation of investments ...........         1,317,178
                                                                                   ---------------
   Net increase in net assets from operations ..................................         1,465,340
CAPITAL STOCK TRANSACTIONS
   Net increase ................................................................        19,956,707
                                                                                   ---------------
   Total increase ..............................................................        21,422,047
NET ASSETS
   Beginning of period .........................................................                -0-
                                                                                   ---------------
   End of period (including undistributed net investment income of $106,886) ...   $    21,422,047
                                                                                   ===============

--------------------------------------------------------------------------------

(a)   Commencement of operations.

      See Notes to Financial Statements.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The AllianceBernstein Small Cap Value Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on May 1, 2001. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign ex change gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of in vestments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class

                                          Alliance Variable Products Series Fund
================================================================================

shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to tax reclassification of distributions from the Portfolio's investments in real estate investment trusts, resulted in a net decrease in undistributed net investment income, and a corresponding increase in accumulated net realized gain on investments. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of 1% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $34,500 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the period ended December 31, 2001.

During the period ended December 31, 2001, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the period ended December 31, 2001, such waivers/reimbursements amounted to $90,963.

Brokerage commissions paid on investment transactions for the period ended December 31, 2001, amounted to $36,583, of which $17,701 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $630 for the period ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2001, were as follows:

Purchases:
Stocks and debt obligations ............................           $ 21,052,702
U.S. government and agencies ...........................                     -0-
Sales:
Stocks and debt obligations ............................           $  1,059,020
U.S. government and agencies ...........................                     -0-

At December 31, 2001, the cost of investments for federal income tax purposes was $22,105,164. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation ..........................           $  1,496,036
Gross unrealized depreciation ..........................               (189,308)
                                                                   ------------

Net unrealized appreciation ............................           $  1,306,728
                                                                   ============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2001, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Port-

                                          Alliance Variable Products Series Fund
================================================================================

folio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the period ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ............................         $  155,041
Undistributed long-term capital gains ....................              3,571
                                                                   ----------
Accumulated earnings .....................................            158,612
Unrealized appreciation/(depreciation) ...................          1,304,663(a)
                                                                   ----------
Total accumulated earnings/(deficit) .....................         $1,463,275
                                                                   ==========

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital adjustments from real estate investment trusts.

--------------------------------------------------------------------------------

NOTE F: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                         -----------------    -----------------
                                              SHARES               AMOUNT
                                         -----------------    -----------------
                                         May 2, 2001(a) to    May 2, 2001(a) to
                                            December 31,         December 31,
                                               2001                 2001
                                         =================    =================
Class A
Shares sold .........................            2,280,632    $      23,617,224
Shares redeemed .....................             (394,977)          (3,986,904)
                                         -----------------    -----------------
Net increase ........................            1,885,655    $      19,630,320
                                         =================    =================

                                         May 1, 2001(b) to    May 1, 2001(b) to
                                            December 31,         December 31,
                                               2001                 2001
                                         =================    =================
Class B
Shares sold .........................               33,145    $         350,796
Shares redeemed .....................               (2,272)             (24,409)
                                         -----------------    -----------------
Net increase ........................               30,873    $         326,387
                                         =================    =================

--------------------------------------------------------------------------------

NOTE G: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

(a)   Commencement of distribution.

(b)   Commencement of operations.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE H: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the period ended December 31, 2001.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                              -------------    -------------
                                                                 CLASS A          CLASS B
                                                              -------------    -------------
                                                                 May 2,           May 1,
                                                               2001(a) to       2001(b) to
                                                              December 31,     December 31,
                                                                  2001             2001
                                                              =============    =============
Net asset value, beginning of period ......................   $       10.00    $       10.00
                                                              -------------    -------------
Income From Investment Operations
Net investment income (c)(d) ..............................             .14              .11
Net realized and unrealized gain on investment transactions            1.04             1.09
                                                              -------------    -------------
Net increase in net asset value from operations ...........            1.18             1.20
                                                              -------------    -------------
Net asset value, end of period ............................   $       11.18    $       11.20
                                                              =============    =============
Total Return
Total investment return based on net asset value (e) ......           11.80%           12.00%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .................   $      21,076    $         346
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements (f) ........             .95%            1.20%
   Expenses, before waivers and reimbursements (f) ........            2.65%            3.17%
   Net investment income (d)(f) ...........................            1.99%            2.17%
Portfolio turnover rate ...................................              12%              12%

--------------------------------------------------------------------------------

(a)   Commencement of distribution.

(b)   Commencement of operations.

(c)   Based on average shares outstanding.

(d)   Net of expenses reimbursed or waived by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(f)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors AllianceBernstein Small Cap Value Portfolio Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Small Cap Value Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2001, and the related statements of operations, changes in net assets and the financial highlights for the period from May 1, 2001 (commencement of operations) to December 31, 2001. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reason able assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Small Cap Value Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 1, 2001 (commencement of operations) to December 31, 2001, in conformity with accounting principles generally accepted in the United States.


                                                        /s/ Ernst & Young LLP

New York, New York
February 12, 2002

ALLIANCEBERNSTEIN
SMALL CAP VALUE PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

ALLIANCEBERNSTEIN
SMALL CAP VALUE PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                      IN FUND             OTHER
     NAME, ADDRESS,                           PRINCIPAL                                COMPLEX         DIRECTORSHIPS
     AGE OF DIRECTOR                        OCCUPATION(S)                            OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                           DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 56,            President, Chief Operating Officer and                  113               None
1345 Avenue of the Americas,     a Director of ACMC, with which he has
New York, NY 10105 (12)          been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,                Formerly an Executive Vice President and                 88          Ecolab Incorp.;
P.O. Box 4623,                   the Chief Insurance Officer of the Equitable                          BP Amoco Corp.
Stamford, CT 06903 (10)          Life Assurance Society of the United States;
                                 Chairman and Chief Executive Officer of Evlico;
                                 a Director of Avon, Tandem Financial Group and
                                 Donaldson, Lufkin & Jenrette Securities
                                 Corporation. She is currently a Director of
                                 Ecolab Incorporated (specialty chemicals) and
                                 BP Amoco Corporation (oil and gas).

David H. Dievler,#+ 72,          Independent consultant. Until December 1994,             94               None
P.O. Box 167,                    Senior Vice President of ACMC responsible
Spring Lake, New Jersey          for mutual fund administration. Prior to joining
07762 (12)                       ACMC in 1984, Chief Financial Officer of
                                 Eberstadt Asset Management since 1968. Prior
                                 to that, Senior Manager at Price Waterhouse
                                 & Co. Member of American Institute of
                                 Certified Public Accountants since 1953.

John H. Dobkin,#+ 59,            Consultant. Currently, President of the Board            91               None
P.O. Box 12,                     of Save Venice, Inc. (preservation organization).
Annandale, New York              Formerly a Senior Advisor from June 1999-
12504 (10)                       June 2000 and President from December 1989-
                                 May 1999 of Historic Hudson Valley (historic
                                 preservation). Previously, Director of the
                                 National Academy of Design. During 1988-92,
                                 Director and Chairman of the Audit Committee of
                                 ACMC.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

ALLIANCEBERNSTEIN
SMALL CAP VALUE PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

                                                                                     PORTFOLIOS
                                                                                       IN FUND             OTHER
     NAME, ADDRESS,                           PRINCIPAL                                COMPLEX         DIRECTORSHIPS
     AGE OF DIRECTOR                        OCCUPATION(S)                            OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                           DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr.,#+ 69,     Investment Adviser and an independent                   110               None
Room 100,                        consultant. Formerly Senior Manager of
2 Greenwich Plaza,               Barrett Associates, Inc., a registered
Greenwich, Connecticut           investment adviser, with which he had been
06830 (12)                       associated since prior to 1997. Formerly
                                 Deputy Comptroller of the State of New York
                                 and, prior thereto, Chief Investment Officer of
                                 the New York Bank for Savings.

Clifford L. Michel,#+ 62,        Senior Counsel of the law firm of Cahill                 91          Placer Dome, Inc.
St. Bernard's Road,              Gordon & Reindel, with which he has been
Gladstone, New Jersey            associated since prior to 1997. President
07934 (10)                       and Chief Executive Officer of Wenonah
                                 Development Company (investments) and
                                 a Director of Placer Dome, Inc. (mining)

Donald J. Robinson,#+ 67,        Senior Counsel of the law firm of Orrick,               103               None
98 Hell's Peak Road,             Herrington & Sutcliffe LLP since January 1997.
Weston, Vermont 05161 (6)        Formerly a senior partner and a member of
                                 the Executive Committee of that firm. Member
                                 of the Municipal Securities Rulemaking
                                 Board and a Trustee of the Museum of the
                                 City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

ALLIANCEBERNSTEIN
SMALL CAP VALUE PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's officers is set forth below.

     NAME, ADDRESS*          POSITION(S) HELD                       PRINCIPAL OCCUPATION
        AND AGE                 WITH FUND                          DURING PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------
John D. Carifa, 56         Chairman & President       See biography above.

Kathleen A. Corbet, 42     Senior Vice President      Executive Vice President of ACMC, with which she
                                                      has been associated since prior to 1997.

Alfred L. Harrison, 64     Senior Vice President      Vice Chairman of ACMC, with which he has been
                                                      associated since prior to 1997.

Wayne D. Lyski, 60         Senior Vice President      Executive Vice President of ACMC, with which he has
                                                      been associated with since prior to 1997.

Andrew Moloff , 35         Vice President             Senior Vice President and Director of Small and Mid Cap
                                                      Value Equity Research at ACMC since October 2000. Prior
                                                      thereto, he was director of research for the Small Cap
                                                      U.S. Equity Research Group at Bernstein since 1998.
                                                      Prior thereto, he was a research analyst at Bernstein
                                                      since prior to 1997.

Gregory R. Sawers, 41      Vice President             Director of U.S. Equity Research of Bernstein Unit since
                                                      October 2000. Prior thereto, he held the same position
                                                      at Bernstein since prior to 1997.

Edmund P. Bergan, Jr., 51  Secretary                  Senior Vice President and the General Counsel of
                                                      Alliance Fund Distributors, Inc. (AFD) and Alliance
                                                      Global Investor Services Inc. ("AGIS"),with which
                                                      he has been associated since prior to 1997.

Mark D. Gersten, 51        Treasurer and Chief        Senior Vice President of AGIS, with which he has been
                           Financial Officer          associated since prior to 1997.

Thomas R. Manley, 50       Controller                 Vice President of ACMC, with which he has been
                                                      associated since prior to 1997.

--------------------------------------------------------------------------------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.

                      (This page left intentionally blank.)